EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS SECOND QUARTER 2022 FINANCIAL RESULTS

•Raised full year 2022 guidance for total revenue and subscription revenue.
•Subscription revenue of $50.4 million, up 14% year-over-year.
•Subscription gross margin of 73% and non-GAAP subscription gross margin of 76%, up over 580 basis points year-over-year.

HOUSTON – July 28, 2022 — PROS Holdings, Inc. (NYSE: PRO), a market-leading provider of SaaS solutions optimizing shopping and selling experiences, today announced financial results for the second quarter ended June 30, 2022.

“I’m proud of our team for delivering another strong quarter in which we more than doubled our deal count year-over-year, booking more deals in the first half of 2022 than we did all last year, while exceeding the high-end of our guidance range across all metrics,” stated CEO Andres Reiner. “Our award-winning AI algorithms and market-leading platform capabilities are helping our customers achieve record-level profits, even in an inflationary environment. I believe our solutions are more relevant than ever as businesses look to accelerate profitable revenue growth in the face of cost pressures and supply chain volatility.”

Second Quarter 2022 Financial Highlights

Key financial results for the second quarter 2022 are shown below. Throughout this press release all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q2 2022	Q2 2021	Change	Q2 2022	Q2 2021	Change
Revenue:
Total Revenue	$68.4	$62.4	10%	n/a	n/a	n/a
Subscription Revenue	$50.4	$44.2	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$57.6	$52.8	9%	n/a	n/a	n/a
Profitability:
Gross Profit	$40.7	$36.0	13%	$43.4	$37.4	16%
Operating Loss	$(20.5)	$(16.3)	$(4.2)	$(7.2)	$(6.8)	$(0.4)
Net Loss	$(22.4)	$(18.0)	$(4.4)	$(6.5)	$(6.3)	$(0.3)
Net Loss Per Share	$(0.50)	$(0.41)	$(0.09)	$(0.14)	$(0.14)	$—
Adjusted EBITDA	n/a	n/a	n/a	$(6.0)	$(4.7)	$(1.3)
Cash:
Net Cash Used in Operating Activities	$(1.9)	$(5.0)	$3.1	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(2.2)	$(5.7)	$3.5

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed new customers who are adopting PROS solutions such as Aurora Auto Parts, BORG Automotive, Celeste Airlines, Lyons Magnus, Qatar Airways Cargo, Securitas, Three Ireland and Uponor, among others.

•Expanded our partnerships with airlines such as All Nippon Airways and Turkish Airways, among others, who chose to migrate to the cloud to drive revenue acceleration with PROS latest airline innovations.

•Won the 2022 AI Breakthrough Award for Best AI-Based Solution for Sales and the 2022 Golden Bridge Business and Innovation Awards’ Silver Globee for Business Intelligence Innovation, demonstrating PROS innovation leadership in building best-of-breed AI solutions that generate significant and measurable efficiency gains, margin improvement, and revenue uplift for our customers.

•Named one of three finalists in the 2022 Microsoft Partner of the Year Awards, recognizing PROS as a top Global Independent Software Vendor; PROS Smart CPQ combined with the Microsoft Dynamics ecosystem provides a highly differentiated solution to businesses looking to configure and deliver personalized quotes that improve win rates and drive efficiency through automation.

•Certified as a 2022 Most Loved Workplace® which is determined based on surveys that assess overall employee satisfaction and happiness, a testament to PROS authentic company culture and focus on building an environment where all employees feel a sense of belonging and can reach their full potential.

Financial Outlook

PROS currently anticipates the following based on an estimated 45.3 million basic weighted average shares outstanding for the third quarter of 2022 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2022.

	Q3 2022 Guidance	v. Q3 2021 at Mid-Point	Full Year 2022 Guidance	v. Prior Year at Mid-Point
Total Revenue	$68.0 to $69.0	9%	$270.5 to $272.5	8%
Subscription Revenue	$50.5 to $51.0	15%	$201.5 to $202.5	13%
ARR	n/a	n/a	$246.0 to $250.0	9%
Subscription ARR	n/a	n/a	$224.0 to $228.0	16%
Non-GAAP Loss Per Share	$(0.18) to $(0.15)	$(0.04)	n/a	n/a
Adjusted EBITDA	$(7.5) to $(6.5)	$(2.6)	$(28.0) to $(25.0)	$(1.7)
Free Cash Flow	n/a	n/a	$(25.0) to $(21.0)	$(2.8)
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, July 28, 2022, at 4:45 p.m. EDT to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, August 11, 2022, 11:59 PM EDT at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13731435.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a market-leading provider of SaaS solutions that optimize shopping and selling experiences. Built on the PROS Platform, these intelligent solutions leverage business AI, intuitive user experiences and process automation to deliver frictionless, personalized purchasing experiences designed to meet the real-time demands of today’s B2B and B2C omnichannel shoppers, regardless of industry. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about macroeconomic conditions, the impact of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP loss from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net loss, and basic earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP loss from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP loss from operations: Non-GAAP loss from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP loss from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance costs relate to the separation of our Chief Operations Officer in Q1 2022 and costs related to other internal role consolidations. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP loss per share: Non-GAAP net loss excludes the items listed above as excluded from non-GAAP loss from operations and also excludes amortization of debt issuance costs and the taxes related to these items and the items excluded from non-GAAP loss from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP loss from operations, non-GAAP net loss excludes the following items from non-GAAP estimates:
•Amortization of Debt Issuance Costs: Amortization of debt issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure. Subscription ARR is calculated in the same manner, but excludes maintenance and support ARR.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net loss before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

Media Contact:
Amy Williams
713-335-5978
awilliams@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2022	December 31, 2021
Assets:
Current assets:
Cash and cash equivalents	$215,178	$227,553
Trade and other receivables, net of allowance of $1,044 and $1,206, respectively	34,415	40,581
Deferred costs, current	5,961	5,772
Prepaid and other current assets	11,935	9,623
Total current assets	267,489	283,529
Property and equipment, net	27,341	30,958
Operating lease right-of-use assets	20,195	25,732
Deferred costs, noncurrent	9,189	9,510
Intangibles, net	22,046	27,618
Goodwill	107,334	108,133
Other assets, noncurrent	8,156	9,003
Total assets	$461,750	$494,483
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$5,978	$4,034
Accrued liabilities	12,697	12,631
Accrued payroll and other employee benefits	22,862	31,994
Operating lease liabilities, current	7,393	8,457
Deferred revenue, current	108,207	97,713
Total current liabilities	157,137	154,829
Deferred revenue, noncurrent	7,278	8,553
Convertible debt, net, noncurrent	289,033	288,287
Operating lease liabilities, noncurrent	32,327	38,034
Other liabilities, noncurrent	1,065	1,196
Total liabilities	486,840	490,899
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 49,928,002 and 49,201,265 shares issued, respectively; 45,247,279 and 44,520,542 shares outstanding, respectively	50	49
Additional paid-in capital	569,914	546,693
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(559,698)	(508,652)
Accumulated other comprehensive loss	(5,509)	(4,659)
Total stockholders’ (deficit) equity	(25,090)	3,584
Total liabilities and stockholders’ (deficit) equity	$461,750	$494,483

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Subscription	$50,386	$44,224	$99,151	$86,872
Maintenance and support	7,249	8,570	15,104	18,244
Total subscription, maintenance and support	57,635	52,794	114,255	105,116
Services	10,727	9,607	20,599	18,663
Total revenue	68,362	62,401	134,854	123,779
Cost of revenue:
Subscription	13,746	13,589	27,525	27,390
Maintenance and support	1,988	2,157	4,155	4,415
Total cost of subscription, maintenance and support	15,734	15,746	31,680	31,805
Services	11,907	10,658	23,322	21,091
Total cost of revenue	27,641	26,404	55,002	52,896
Gross profit	40,721	35,997	79,852	70,883
Operating expenses:
Selling and marketing	24,020	21,190	49,307	42,754
Research and development	23,401	20,454	47,868	41,379
General and administrative	13,837	10,659	28,166	23,646
Impairment of fixed assets	—	—	1,551	—
Loss from operations	(20,537)	(16,306)	(47,040)	(36,896)
Convertible debt interest and amortization	(1,576)	(1,576)	(3,152)	(3,152)
Other (expense) income, net	(2)	4	(420)	290
Loss before income tax provision	(22,115)	(17,878)	(50,612)	(39,758)
Income tax provision	291	168	434	317
Net loss	$(22,406)	$(18,046)	$(51,046)	$(40,075)

Net loss per share:
Basic and diluted	$(0.50)	$(0.41)	$(1.13)	$(0.90)
Weighted average number of shares:
Basic and diluted	45,222	44,321	45,154	44,283

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Operating activities:
Net loss	$(22,406)	$(18,046)	$(51,046)	$(40,075)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,801	3,024	8,448	6,092
Amortization of debt issuance costs	373	373	746	746
Share-based compensation	10,766	8,606	21,991	16,776
Provision for doubtful accounts	(209)	(1,131)	(300)	(1,690)
Impairment of fixed assets	—	—	1,551	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	18,571	13,529	6,441	9,919
Deferred costs	180	542	132	1,409
Prepaid expenses and other assets	(1,133)	1,490	(1,395)	1,095
Operating lease right-of-use assets and liabilities	(378)	199	(1,117)	26
Accounts payable and other liabilities	(2,274)	(1,113)	1,629	899
Accrued liabilities	41	(4,119)	(68)	(201)
Accrued payroll and other employee benefits	4,102	4,598	(9,144)	(2,975)
Deferred revenue	(13,365)	(12,937)	9,187	(1,435)
Net cash used in operating activities	(1,931)	(4,985)	(12,945)	(9,414)
Investing activities:
Purchases of property and equipment	(308)	(785)	(769)	(2,085)
Purchase of equity securities	(169)	—	(169)	(501)
Net cash used in investing activities	(477)	(785)	(938)	(2,586)
Financing activities:
Proceeds from employee stock plans	—	—	1,443	1,596
Tax withholding related to net share settlement of stock awards	—	—	(212)	(352)
Net cash provided by financing activities	—	—	1,231	1,244
Effect of foreign currency rates on cash	193	167	277	(52)
Net change in cash and cash equivalents	(2,215)	(5,603)	(12,375)	(10,808)
Cash and cash equivalents:
Beginning of period	217,393	323,929	227,553	329,134
End of period	$215,178	$318,326	$215,178	$318,326

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2022	2021	% change	2022	2021	% change
GAAP gross profit	$40,721	$35,997	13%	$79,852	$70,883	13%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,685	391		3,668	812
Share-based compensation	1,006	976		1,831	1,802
Non-GAAP gross profit	$43,412	$37,364	16%	$85,351	$73,497	16%

Non-GAAP gross margin	63.5%	59.9%		63.3%	59.4%

GAAP loss from operations	$(20,537)	$(16,306)	26%	$(47,040)	$(36,896)	27%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	2,597	885		5,572	1,752
Severance	—	—		1,508	—
Share-based compensation	10,766	8,606		21,991	16,776
Total Non-GAAP adjustments	13,363	9,491		29,071	18,528
Non-GAAP loss from operations	$(7,174)	$(6,815)	5%	$(17,969)	$(18,368)	(2)%

Non-GAAP loss from operations % of total revenue	(10.5)%	(10.9)%		(13.3)%	(14.8)%

GAAP net loss	$(22,406)	$(18,046)	24%	$(51,046)	$(40,075)	27%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	13,363	9,491		29,071	18,528
Amortization of debt issuance costs	373	373		746	746
Tax impact related to non-GAAP adjustments	2,132	1,930		5,012	4,825
Non-GAAP net loss	$(6,538)	$(6,252)	5%	$(16,217)	$(15,976)	2%

Non-GAAP diluted loss per share	$(0.14)	$(0.14)		$(0.36)	$(0.36)

Shares used in computing non-GAAP loss per share	45,222	44,321		45,154	44,283

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of Subscription Items
Amortization of acquisition-related intangibles	1,685	391	3,668	799
Share-based compensation	185	178	336	326
Total cost of subscription items	$1,870	$569	$4,004	$1,125

Cost of Maintenance Items
Amortization of acquisition-related intangibles	—	—	—	13
Share-based compensation	98	127	189	231
Total cost of maintenance items	$98	$127	$189	$244

Cost of Services Items
Share-based compensation	723	671	1,306	1,245
Total cost of services items	$723	$671	$1,306	$1,245

Sales and Marketing Items
Amortization of acquisition-related intangibles	912	494	1,904	940
Severance	—	—	1,444	—
Share-based compensation	3,276	2,510	6,516	4,734
Total sales and marketing items	$4,188	$3,004	$9,864	$5,674

Research and Development Items
Share-based compensation	2,899	2,117	6,612	3,943
Total research and development items	$2,899	$2,117	$6,612	$3,943

General and Administrative Items
Severance	—	—	64	—
Share-based compensation	3,585	3,003	7,032	6,297
Total general and administrative items	$3,585	$3,003	$7,096	$6,297

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Adjusted EBITDA
GAAP Loss from Operations	$(20,537)	$(16,306)	$(47,040)	$(36,896)
Amortization of acquisition-related intangibles	2,597	885	5,572	1,752
Severance	—	—	1,508	—
Share-based compensation	10,766	8,606	21,991	16,776
Depreciation and other amortization	1,204	2,139	2,876	4,340
Adjusted EBITDA	$(5,970)	$(4,676)	$(15,093)	$(14,028)

Net cash used in operating activities	$(1,931)	$(4,985)	$(12,945)	$(9,414)
Purchase of property and equipment (excluding new headquarters)	(308)	(741)	(769)	(944)
Free Cash Flow	$(2,239)	$(5,726)	$(13,714)	$(10,358)

Guidance
	Q3 2022 Guidance		Full Year 2022 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(22,600)	$(21,600)	$(89,600)	$(86,600)
Amortization of acquisition-related intangibles	2,200	2,200	9,800	9,800
Severance	—	—	1,500	1,500
Share-based compensation	11,700	11,700	45,100	45,100
Depreciation and other amortization	1,200	1,200	5,200	5,200
Adjusted EBITDA	$(7,500)	$(6,500)	$(28,000)	$(25,000)